SCHEDULE 14A INFORMATION
    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
[_] Definitive Proxy Statement                Rule 14a-6(e)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         COMPASS BANCSHARES, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                         COMPASS BANCSHARES, INC.
               --------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3) .

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

TO:  PARTICIPANTS IN THE COMPASS BANCSHARES, INC. ESOP/401(K) PLAN


     Under the terms of the Compass Bancshares, Inc. ESOP/401(k) Plan (the "Plan") you have the right to direct the Plan trustee in writing as to the manner you wish to vote the shares of Compass Bancshares stock allocated to your Plan accounts at the Compass Bancshares' 1995 Annual Meeting of Shareholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under ERISA, the Plan trustee will vote your allocated shares in accordance with your instructions and will not vote your allocated shares if
                                              ---
you do not provide instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

     HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your accounts by completing, signing and returning a confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your ESOP/401(k) accounts.

     CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan trustee will be completely confidential. Compass Bank has engaged an
                           ------------
independent firm, Corporate Election Services, Inc. of Pittsburgh, Pennsylvania, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent to Corporate Election Services, Inc. and should not be sent to Compass Bank or to Compass Bancshares or its proxy
           ---
solicitor, Morrow & Company.

     Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Compass Bancshares or Compass Bank.

     DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of Compass Bancshares and a copy of the 1994 Annual Report for Compass Bancshares, Inc. are enclosed for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for April 11, 1995 at 9:30 a.m. in Birmingham, Alabama.

     Enclosed is a confidential voting instruction card which you should use if you wish to direct the Plan trustee to vote shares allocated to your accounts in connection with the slate of directors endorsed by the majority of the Board of Directors of Compass Bancshares and if you wish to direct the Plan trustee concerning the voting of shares allocated to your accounts on the other proposals described in the enclosed proxy statement.

     The Plan trustee understands that it is anticipated that a group styled the Committee to Maximize Shareholder Value, composed of Harry B. Brock, Jr., Stanley McFarland Brock, Wendell H. Taylor, David Poole Henderson, James Richard Hayes, Grady Washington Leach, Jr. and John R. Israel, Jr. will prepare a proxy statement soliciting proxies for a slate of directors in opposition to the slate endorsed by a majority of the Board of Directors in the enclosed Compass Bancshares proxy statement and in favor of the shareholder proposals described in the enclosed Compass Bancshares proxy statement. If such Committee's proxy statement is provided to the Plan trustee, the Plan trustee will distribute such materials to you. Additional confidential voting instruction cards will be provided that will permit participants and designated beneficiaries of the Plan to instruct the Plan trustee regarding the voting of shares allocated to their accounts in connection with the slate of directors and other matters described in any such additional proxy solicitation.

     Voting instructions for your allocated shares under the Plan must be received by Corporate Election Services, Inc. on the voting instruction cards provided by the Plan trustee for that purpose. Again, all voting instruction
                                                -----------------------------
cards should be forwarded to Corporate Election Services, Inc. and should not
- -----------------------------------------------------------------------------
be mailed to Compass Bank, or to Compass Bancshares or its proxy solicitor,
- ---------------------------------------------------------------------------
Morrow & Company.
- -----------------

     In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, you should read all proxy materials
                                       -----------------------------------
carefully and thoroughly.  The Plan trustee will not recommend how you should
- ------------------------
complete your confidential voting instruction cards.

     WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions must be received by
                                                               --------
Corporate Election Services, Inc. not later than 5:00 p.m. Eastern time on April 7, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the latest date
                                                                   ------
will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you on the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may request additional confidential voting instruction cards at any time by contacting the Plan trustee at (205) 558-6700 or Corporate Election Services, Inc. at (412) 566-2400.

     If you have any questions regarding the procedures for instructing the Plan trustee, please call J. Vance Davidson at (205) 558-6683 or Tom Radigan at
(205) 558-6745.


                                   COMPASS BANK
                                   Trust Division
                                   March 3, 1995

         COMPASS BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP/401(K) PLAN

INDICATE YOUR INSTRUCTIONS WITH AN (X). ITEMS LEFT BLANK WILL NOT BE CONSIDERED
                                                              ---
INSTRUCTIONS TO THE PLAN TRUSTEE.

1. Election of Directors of Compass Bancshares, Inc.: Nominees:

      D. Paul Jones, Jr., Charles W. Daniel, George W. Hansberry, M.D.

          FOR                            AGAINST
(for all nominees listed)          (all nominees listed)
          [_]                              [_]

INSTRUCTION: To vote against any individual nominee, strike a line through the nominee's name above.

2. Proposal to approve the appointment of KPMG Peat Marwick LLP as the independent auditors of Compass Bancshares, Inc.

         FOR                       AGAINST                  ABSTAIN
         [_]                         [_]                       [_]

3. BROCK Proposal: Amend the Bylaws of Compass Bancshares, Inc. to require notification of shareholders within 10 days of receipt of proposal to acquire Compass Bancshares, Inc.

         FOR                       AGAINST                  ABSTAIN
         [_]                         [_]                       [_]

4. LEACH Proposal: Amend the Bylaws of Compass Bancshares, Inc. to require shareholder approval of certain executive compensation arrangements.

         FOR                       AGAINST                  ABSTAIN
         [_]                         [_]                       [_]

               (Continued - To be Dated and Signed on Other Side)

TO: Compass Bank, as Plan Trustee Of the Compass Bancshares, Inc. Employee Stock Ownership/401(K) Plan

I hereby direct you, as Trustee of the Compass Bancshares, Inc. Employee Stock Ownership/401(k) Plan (the "Plan") to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Compass Bancshares, Inc. common stock ("Bancshares Stock") allocated to my accounts under the Plan at the 1995 Annual Meeting of Shareholders of Compass Bancshares, Inc. to be held on April 11, 1995, and at any adjournment thereof. Under the terms of the Plan and subject to the Plan Trustee's responsibilities under ERISA, the Plan Trustee will vote Bancshares Stock allocated to the accounts of Plan participants and beneficiaries ("Participants") in accordance with timely instructions received from such Participants and will not vote
                                                                  ---
Bancshares Stock allocated to Plan Participants if the Plan Trustee does not receive timely instructions from such Participants on or before the date designated below.

IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc., P. 0. Box 1150, Pittsburgh, PA, 15230-9954, in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on April 7, 1995.

                       (IMPORTANT: Please sign exactly as name appears hereon.)

                                       Date _____________________________, 1995

                                       ________________________________________
                                                 Participant Sign Here

DO NOT MAIL THESE INSTRUCTIONS TO COMPASS BANK, COMPASS BANCSHARES OR COMPASS BANCSHARES' PROXY SOLICITOR, MORROW & COMPANY.

TO:  PARTICIPANTS IN THE COMPASS BANCSHARES, INC. PAYSOP


     Under the terms of the Compass Bancshares, Inc. PAYSOP (the "Plan") you have the right to direct the Plan trustee in writing as to the manner you wish to vote the shares of Compass Bancshares stock allocated to your Plan account at the Compass Bancshares' 1995 Annual Meeting of Shareholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under ERISA, the Plan trustee will vote your allocated shares in accordance with your instructions and will not vote your allocated shares if you do not provide
                      ---
instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

     HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account by completing, signing and returning a confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your PAYSOP accounts.

     CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan trustee will be completely confidential. Compass Bank has engaged an
                           ------------
independent firm, Corporate Election Services, Inc. of Pittsburgh, Pennsylvania, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent to Corporate Election Services, Inc. and should not be sent to Compass Bank or to Compass Bancshares or its proxy solicitor, Morrow & Company.

     Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Compass Bancshares or Compass Bank.

     DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of Compass Bancshares and a copy of the 1994 Annual Report for Compass Bancshares, Inc. are enclosed for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for April 11, 1995 at 9:30 a.m. in Birmingham, Alabama.

     Enclosed is a confidential voting instruction card which you should use if you wish to direct the Plan trustee to vote shares allocated to your accounts in connection with the slate of directors endorsed by the majority of the Board of Directors of Compass Bancshares and if you wish to direct the Plan trustee concerning the voting of shares allocated to your accounts on the other proposals described in the enclosed proxy statement.

     The Plan trustee understands that it is anticipated that a group styled the Committee to Maximize Shareholder Value, composed of Harry B. Brock, Jr., Stanley McFarland Brock, Wendell H. Taylor, David Poole Henderson, James Richard Hayes, Grady Washington Leach, Jr. and John R. Israel, Jr. will prepare a proxy statement soliciting proxies for a slate of directors in opposition to the slate endorsed by a majority of the Board of Directors in the enclosed Compass Bancshares proxy statement and in favor of the shareholder proposals described in the enclosed Compass Bancshares proxy statement. If such Committee's proxy statement is provided to the Plan trustee, the Plan trustee will distribute such materials to you. Additional confidential voting instruction cards will be provided that will permit participants and designated beneficiaries of the Plan to instruct the Plan trustee regarding the voting of shares allocated to their account in connection with the slate of directors and other matters described in any such additional proxy solicitation.

     Voting instructions for your allocated shares under the Plan must be received by Corporate Election Services, Inc. on the voting instruction cards provided by the Plan trustee for that purpose. Again, all voting instruction
                                                -----------------------------
cards should be forwarded to Corporate Election Services, Inc. and should not
- -----------------------------------------------------------------------------
be mailed to Compass Bank, or to Compass Bancshares or its proxy solicitor,
- ---------------------------------------------------------------------------
Morrow & Company.
- -----------------

     In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, you should read all proxy materials carefully and thoroughly. The Plan trustee will not recommend how you should complete your confidential voting instruction cards.

     WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions must be received by
                                                               --------
Corporate Election Services, Inc. not later than 5:00 p.m. Eastern time on April 7, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the latest date
                                                                   ------
will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you on the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may request additional confidential voting instruction cards at any time by contacting the Plan trustee at (205) 558-6700 or Corporate Election Services, Inc. at (412) 566-2400.

     If you have any questions regarding the procedures for instructing the Plan trustee, please call J. Vance Davidson at (205) 558-6683 or Tom Radigan at
(205) 558-6745.


                                   COMPASS BANK
                                   Trust Division
                                   March 3, 1995

     COMPASS BANCSHARES, INC. PAYROLL BASED EMPLOYEE STOCK OWNERSHIP PLAN

INDICATE YOUR INSTRUCTIONS WITH AN (X). ITEMS LEFT BLANK WILL NOT BE CONSIDERED
                                                              ---
INSTRUCTIONS TO THE PLAN TRUSTEE.

1. Election of Directors of Compass Bancshares, Inc.: Nominees:

       D. Paul Jones, Jr., Charles W. Daniel, George W. Hansberry, M.D.

          FOR                            AGAINST
(for all nominees listed)          (all nominees listed)
          [_]                              [_]

INSTRUCTION: To vote against any individual nominee, strike a line through the nominee's name above.

2. Proposal to approve the appointment of KPMG Peat Marwick LLP as the independent auditors of Compass Bancshares, Inc.

         FOR                       AGAINST                  ABSTAIN
         [_]                         [_]                       [_]

3. BROCK Proposal: Amend the Bylaws of Compass Bancshares, Inc. to require notification of shareholders within 10 days of receipt of proposal to acquire Compass Bancshares, Inc.

         FOR                       AGAINST                  ABSTAIN
         [_]                         [_]                       [_]

4. LEACH Proposal: Amend the Bylaws of Compass Bancshares, Inc., to require shareholder approval of certain executive compensation arrangements.

         FOR                       AGAINST                  ABSTAIN
         [_]                         [_]                       [_]

               (Continued - To be Dated and Signed on Other Side)

TO: Compass Bank, as Plan Trustee of the Compass Bancshares, Inc. Payroll Based Employee Stock Ownership Plan

I hereby direct you, as Trustee of the Compass Bancshares, Inc. Payroll Based Employee Stock Ownership Plan (the "Plan") to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Compass Bancshares, Inc. common stock ("Bancshares Stock") allocated to my accounts under the Plan at the 1995 Annual Meeting of Shareholders of Compass Bancshares, Inc. to be held on April 11, 1995, and at any adjournment thereof. Under the terms of the Plan and subject to the Plan Trustee's responsibilities under ERISA, the Plan Trustee will vote Bancshares Stock allocated to the accounts of Plan participants and beneficiaries ("Participants") in accordance with timely instructions received from such Participants and will not vote
                                                                  ---
Bancshares Stock allocated to Plan Participants if the Plan Trustee does not receive timely instructions from such Participants on or before the date designated below.

IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc., P. 0. Box 1150, Pittsburgh, PA, 15230-9954, in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on April 7, 1995.

                       (IMPORTANT: Please sign exactly as name appears hereon.)

                                       Date _____________________________, 1995

                                       ________________________________________
                                                 Participant Sign Here

DO NOT MAIL THESE INSTRUCTIONS TO COMPASS BANK, COMPASS BANCSHARES OR COMPASS BANCSHARES' PROXY SOLICITOR, MORROW & COMPANY.